SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                         1-15274                      26-0037077
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
   of incorporation )                                        Identification No.)


6501 Legacy Drive
Plano, Texas                                                        75024-3698
(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

===============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01 Financial Statements and Exhibits.


Exhibit 10.1 Form of Notice of Restricted Stock Unit Award - 2005 Non-Associate Director Annual Grant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 J. C. PENNEY COMPANY, INC.



                                                 By: /s/ Jeffrey J. Vawrinek
                                                   ----------------------------
                                                   Jeffrey J. Vawrinek
                                                   Assistant Secretary




Date:  May 24, 2005


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                                  EXHIBIT INDEX

Exhibit Number          Description

10.1 Form of Notice of Restricted Stock Unit Award - 2005 Non-Associate Director Annual Grant

                                                                    Exhibit 10.1

            J. C. PENNEY COMPANY, INC. 2001 EQUITY COMPENSATION PLAN


                      NOTICE OF RESTRICTED STOCK UNIT AWARD
                 -- 2005 NON-ASSOCIATE DIRECTOR ANNUAL GRANT --


Name:



Restricted Stock Unit Grant
----------------------------

A restricted stock unit grant for ------- units was granted to you on ----------. Each restricted stock unit shall at all times be deemed to have a value equal to the then-current fair market value of J. C. Penney Company, Inc. Common Stock of 50(cent) par value ("Common Stock"). This grant is subject to all the terms, rules, and conditions of the J. C. Penney Company, Inc. 2001 Equity Compensation Plan ("Plan").


You will be eligible to be credited with a quarterly distribution of an amount equivalent to the dividend declared on Common Stock on the restricted stock units until such time as the units are converted to shares of Common Stock. Any such dividends shall be converted into a number of additional restricted stock units equal to the aggregate dividend which would have been paid with respect to the number of restricted stock units then credited to you under this grant divided by the closing price of the Company Stock on the New York Stock Exchange on the day on which such dividends are paid. Any such additional restricted stock units shall be treated in the same manner as the original restricted stock units.

Payment Date
-------------

Upon your separation from Board Service, the Company will issue to you shares of Common Stock in cancellation of the restricted stock units. If your separation from Board service is for any reason other than a Qualified Termination as defined in the Plan, the restricted stock units will be forfeited. The beneficiary listed on your J. C. Penney Company, Inc. Beneficiary Designation Form will receive the vested shares upon separation due to death.

Taxes
------

At the time the Company issues to you, in cancellation of the restricted stock units, shares of Common Stock, the fair market value of the shares will be reported to the Internal Revenue Service on a Form 1099. The fair market value is subject to Federal Income Tax and Social Security Self-Employment Tax.